EXHIBIT 10.19

                ALLONGE TO PROMISSORY NOTE TO KENNETH A. CABIANCA
                             DATED DECEMBER 31, 2005

                           ALLONGE TO PROMISSORY NOTE

CAD$1,300                                                      DECEMBER 31, 2005
                                                WEST VANCOUVER, BRITISH COLUMBIA

         This Allonge is made this 31st day of December, 2005, to that certain promissory note dated August 5, 2005 (the "Original Note") made by BRINX RESOURCES LTD. ("Maker") in favor of KENNETH A. CABIANCA ("Lender").

         WHEREAS, Maker executed and delivered to Lender the Original Note in the original principal amount of CAD$1,300 due and owing as of December 31, 2005.

         WHEREAS, CAD$1,300 of the principal amount of the Original Note remains unpaid as of the date hereof.

         NOW, THEREFORE, for good and valuable consideration the parties hereto agree as follows:

         (i) The Original Note is hereby amended by deleting all references to "December 31, 2005" and by inserting in lieu thereof "December 31, 2006".

         (ii) Except as expressly amended hereby, the Original Note shall remain unamended and in full force and effect.

         This Allonge to Promissory Note is made effective as of the 31st day of December, 2005.

"MAKER"

BRINX RESOURCES LTD.


By:
     ---------------------------------------
         Leroy Halterman, President


"LENDER"


     ---------------------------------------
       Kenneth A. Cabianca